SELIGMAN
NEW TECHNOLOGIES FUND II, INC.

MID-YEAR REPORT

JUNE 30, 2002

Seeking Long-Term Capital Appreciation by Investing in Companies That Have the Potential to Produce Tomorrow's Technologies.

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…V ALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Stockholders	1	Statement of Cash Flows	12
Interview With Your Portfolio Manager	2	Notes to Financial Statements	13
Performance Overview	4	Financial Highlights	17
Portfolio Overview	5	Report of Independent Auditors	18
Portfolio of Investments	7	Board of Directors	19
Statement of Assets and Liabilities	9	Executive Officers and
Statement of Operations	10	For More Information	20
Statements of Changes in Net Assets	11	Glossary of Financial Terms	21

TO THE STOCKHOLDERS

For the six months ended June 30, 2002, Seligman New Technologies Fund II posted a total return of –47.33% based on net asset value. During the same period, the technology market, as measured by the Goldman Sachs Technology Index, posted a total return of – 33.07%. The Goldman Sachs Blended Index, which excludes the services and hardware subsectors, posted a total return of –37.37%.

The six-month period remained difficult for technology stocks, as spending for technology by corporations continued to be slow around the world. While we have seen some signs of a rebound, spending within the financial and telecommunications sectors — sectors that had once been the primary drivers of technology spending —remained weak. Private companies, particularly those in the earliest stages of development, have found financing increasingly difficult to obtain, while demand for products and services has diminished considerably.

Although technology stocks delivered particularly disappointing performances, the broader US stock market also declined sharply. Rather than being boosted by some positive economic news, stocks were plagued by uncertainty caused by revelations of fraudulent accounting and irresponsible corporate governance. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled at the unethical and, in some cases, illegal practices uncovered at some corporations. We would hope that the corporate executives who engaged in malfeasance are dealt with severely.

We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and by legal and regulatory changes designed to engender more responsible corporate governance. These issues are also being addressed promptly by Congress, the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers, and other regulatory agencies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. We believe that the financial system will benefit as corporations are held to a higher standard of conduct.

Despite the turmoil in the markets, there was positive macroeconomic news. The Federal Reserve Board expressed optimism about the prospects for economic recovery, but left interest rates untouched during the first half of 2002. Industrial production has been on the rise for several months, and high-tech production has also shown some signs of life. Inflation remains benign, and consumers continue to spend at a healthy pace. However, the economic recovery remains fragile. Productivity growth declined in the second quarter, and some economists are scaling back their growth expectations for 2002 and 2003.

While we believe that the technology sector will stage a recovery over the long term, the short term remains highly uncertain. Venture capital, in particular, remains mired in a difficult operating environment, where profits and additional sources of funding continue to be in short supply. Some venture capital companies are likely to survive this difficult time and thrive as the overall economy recovers. Many others, however, are likely to fail.

Thank you for your support of Seligman New Technologies Fund II. A discussion with your Portfolio Manager, as well as the Fund’s investments results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 16, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

STORM BOSWICK

Q:	How did Seligman New Technologies Fund II per-
form during the six months ended June 30, 2002?
A:	For the six months ended June 30, 2002, Seligman
New Technologies Fund II posted a total return of
–47.33% based on net asset value. During the same
time, the public technology market, as measured by
the Goldman Sachs Technology Index, posted a total
return of –33.07%. Seligman has created a separate
benchmark based on this index to measure the perfor-
mances of the sectors in which the Fund primarily
invests. This index, which we have called the Gold-
man Sachs Blended Index, posted a total return of
–37.37%. The services and hardware subsectors are
included in the Goldman Sachs Technology Index but
are excluded from the Goldman Sachs Blended Index.
Seligman New Technologies Fund II does not typically
invest in the services and hardware subsectors, and suf-
fered relative to the Goldman Sachs Technology Index
because these subsectors continued to outperform dur-
ing this time. The indices reflect the performance of the
public technology market only.

Q:	What economic and market factors affected the
Fund’s performance during this time?
A:	Global corporate spending for information technology
continued to be anemic. Industries that had been the
main drivers of information technology spending —
telecom, financial services, manufacturing, and retail —
have all reduced expenditures in this area dramatically.
We began to see signs of a recovery in manufacturing
and retail, but telecom and financial services — which
had been the largest spenders — continued to lag.

Financial services have experienced a very deep reces-
sion, but we think the sector’s spending will recover
during the first half of 2003. We do not think we will
see any recovery in spending from the telecom ser-
vices and equipment sector at any time during 2002 or
even early 2003. This important sector remains mired
in an acute depression and is likely to struggle with
overcapacity, deflation, and a debt-laden capital struc-
ture for at least the next 12 months. At this point, we
feel that the second half of 2003 will be the earliest
that any real growth can be achieved in telecom capi-
tal spending on a global basis.

Q:	What was your strategy during this difficult time?
A:	On the public side, we reduced the Fund’s exposure to
software, and added to the Fund’s media positions.
Within media, the companies we have purchased have
significant free cash flow. These stocks are now trading
at very attractive valuations, and there has been a fun-
damental recovery in general advertising. We saw
signs of this recovery first in radio, and we are now
seeing improvement in television and in outdoor
advertising as well. These companies are not tradition-
ally thought of as new technology companies, but
they are significant users of technology, and have used
new media for promotion.

We have also maintained an overweighting in technol-
ogy infrastructure companies with strong cash flow
and clean balance sheets. We believe that they can
weather this recession while continuing to fund
research and development of next-generation new
technology products and services.

A TEAM APPROACH

Seligman New Technologies Fund II is managed by Storm Boswick of the Seligman Technology Group. Mr. Boswick is assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Group is led by Paul H. Wick. Group members include Christo-pher Boova, Gregory Cote, Eli Davidoff (trader), Ajay Diwan, Frank Fay (trader), Thomas Hirschfeld, James Nguyen, Richard Parower, Sangeeth Peruri, Patrick Renda, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, Steve Werber, and Lauren Wu.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

STORM BOSWICK

We reduced the Fund’s exposure to software during
this time because of concerns about the industry’s fun-
damentals over the short term. However, we are now
looking to increase this weighting once again because
we believe that software companies will be among the
first beneficiaries of a global economic recovery.

Q:	How did the Fund’s venture capital investments per-
form during this time?
A:	The private companies that the Fund owns continued
to struggle within a very challenging environment.
The value of many of our venture capital investments
were written down during this time as companies
missed earnings targets or provided new lower guid-
ance for future quarters. Some of the Fund’s venture
capital investments failed during this six-month peri-
od. Financing has become more difficult to obtain,
while end markets for technology products and ser-
vices have shrunk. In addition, many companies have
become increasingly concerned about doing business
with privately held technology providers. However, we
believe the Fund’s companies, which are typically late-
stage venture capital companies, are generally better
positioned in this environment than early-stage pri-
vate firms because they can better demonstrate wide-
spread customer acceptance and relatively healthy
balance sheets. We continue to believe that many of
the companies in the Fund’s portfolio have viable
long-term prospects, and will do well as the global
economy and the technology industry rebound. How-
ever, over the short term, these companies will contin-
ue to operate within a very challenging environment
and some of these companies may not survive.

Q:	What is your outlook?
A:	We believe that the short-term environment for tech-
nology stocks, and particularly for venture capital
technology companies, will remain challenging. As the
global economic recovery takes hold and companies
feel confident that their earnings are rebounding, only
then can we expect to see a resurgence in technology
spending and an improving near-term outlook for
technology stocks.

We have positioned the Fund to benefit from the early
phase of the recovery, which we believe will favor
component-related companies, especially those that
will participate in the anticipated and long overdue PC
upgrade cycle in 2003, and capital equipment compa-
nies that will benefit from the move from .18 micron
to .13 micron semiconductors. It should also favor
business infrastructure software companies. Over the
longer term, we expect to see a more accommodating
environment for initial public offerings, and for merg-
ers and acquisitions as the global economic recovery
seems more secure.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS

For Periods Ended June 30, 2002

		AVERAGE ANNUAL

	SIX	ONE	SINCE INCEPTION
	MONTHS*	YEAR	6/22/00

With Sales Charge**	(50.09)%	(63.21)%	(52.58)%
Without Sales Charge**	(47.33)	(61.19)	(51.31)

Goldman Sachs Technology Index†	(33.07)	(42.49)	(47.00)
Blended Index	(37.37)	(49.66)	(55.86)
NET ASSET VALUE
June 30, 2002	$5.53
December 31, 2001	10.50
June 30, 2001	14.25
CAPITAL LOSS INFORMATION
For the Six Months Ended June 30, 2002
Realized	$(2.360)
Unrealized	(6.532	)ø

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

     Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share. The returns are calculated with and without the effect of the initial 5.20% maximum sales charge.
†	The Goldman Sachs Technology Index is an unmanaged benchmark that assumes investment of dividends. It is a broad-based index of publicly owned US technology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

††	The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund’s holdings, however, are not evenly weighted among these four sectors, and the weighting of the holdings of the Fund may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

ø	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

PORTFOLIO OVERVIEW

Diversification of Net Assets
June 30, 2002

				PERCENT OF NET ASSETS

				JUNE 30,	DEC. 31,
	ISSUES	COST	VALUE	2002	2001

COMMON STOCKS:
Capital Goods	—	$—	$—	—	2.2
Commercial Services and Supplies	1	1,434,826	1,484,330	1.1	2.9
Communications Equipment	4	20,718,455	9,124,404	6.5	9.5
Computers and Peripherals	—	—	—	—	1.7
Electronics Equipment and Instruments	—	—	—	—	2.6
Health Care	1	2,090,628	2,493,866	1.8	0.9
Internet Software and Services	1	3,299,444	973,959	0.7	2.6
IT Consulting and Services	—	—	—	—	1.3
Media	4	24,344,972	19,410,436	13.8	12.1
Semiconductor Equipment and Products	4	20,746,628	12,736,872	9.0	6.3
Software	3	25,538,922	21,716,923	15.4	15.8
Telecommunication Services	2	39,582,370	12,479,091	8.9	8.9

Total Common Stocks	20	137,756,245	80,419,881	57.2	66.8

CONVERTIBLE PREFERRED STOCKS:
Commercial Services and Supplies	2	1,430,812	255,225	0.2	0.3
Communications Equipment	10	30,997,218	5,913,667	4.2	3.5
Electronic Equipment and Instruments	1	1,533,946	1,311,139	0.9	0.5
Health Care	1	128,010	128,010	0.1	—
Internet Software and Services	13	71,628,766	29,367,153	20.9	13.2
IT Consulting and Services	1	7,098,500	—	—	—
Media	—	—	—	—	1.3
Semiconductor Equipment and Products	1	2,228,473	402,689	0.3	0.4
Software	9	25,843,905	12,362,659	8.8	9.0
Telecommunication Services	2	17,703,018	822,561	0.6	0.4
Miscellaneous	1	2,370,322	2,382,431	1.7	0.8

Total Convertible Preferred Stocks	41	160,962,970	52,945,534	37.7	29.4

LIMITED PARTNERSHIPS:
Miscellaneous	2	2,895,001	2,367,462	1.7	0.8

CONVERTIBLE PROMISSORY NOTES:
Internet Software and Services	2	201,382	200,000	0.2	0.1
Software	1	62,500	62,500	0.0	—

Total Convertible Promissory Notes	3	263,882	262,500	0.2	0.1

SHORT-TERM HOLDING AND
OTHER ASSETS LESS LIABILITIES	1	4,530,824	4,530,824	3.2	2.9

NET ASSETS	67	$306,408,922	$140,526,201	100.0	100.0

Largest Industries
June 30, 2002

PORTFOLIO OVERVIEW

Allocation of Investments
June 30, 2002

Largest Portfolio Holdings
June 30, 2002

SECURITY	VALUE

Magma Design Automation	$16,120,705
Epicentric (Series D)	13,648,001
AOL Time Warner	6,610,674
American Tower	6,376,980
Crown Castle International	6,102,111
Acta Technology (Series E)	5,799,378
USA Interactive	5,021,919
TruSecure (Series F)	4,988,138
Clear Channel Communications	4,383,538
Texas Instruments	3,787,260

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

AOL Time Warner	American Power Conversion**
Applied Micro Circuits*	Cisco Systems**
Printcafe Software	Mercury Interactive**
USA Interactive*	L.M. Ericsson Tel. (ADRs)**
Clear Channel Communications*	Lamar Advertising**
Epicentric	Liberty Media (Class A)**
Crown Castle International	Charter Communications (Class A)**
Agere Systems (Class A)	Equity Securities Trust I**
Viacom*	J.D. Edwards**
American Tower	Symbol Technologies**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
*	Position added during the period.
**	Position eliminated during the period.

PORTFOLIO OF INVESTMENTS

June 30, 2002

	SHARES	VALUE

COMMON STOCKS 57.2%
COMMERCIAL SERVICES AND
SUPPLIES 1.1%
Amdocs*	196,600	$1,484,330

COMMUNICATIONS EQUIPMENT 6.5%
Centillium Communications*	245,000	2,133,950
CIENA*	525,345	2,198,569
JDS Uniphase*	1,306,050	3,480,623
Polycom*	109,500	1,311,262

		9,124,404

HEALTH CARE 1.8%
GMP Companies#	73,349	2,493,866

INTERNET SOFTWARE AND
SERVICES 0.7%
CNET Networks*	488,200	973,959

MEDIA 13.8%
AOL Time Warner*	449,400	6,610,674
Clear Channel
Communications*	136,900	4,383,538
USA Interactive*	214,200	5,021,919
Viacom (Class B)*	76,500	3,394,305

		19,410,436

SEMICONDUCTOR EQUIPMENT
AND PRODUCTS 9.0%
Agere Systems (Class A)*	2,360,950	3,305,330
Applied Micro Circuits*	604,200	2,854,845
Intersil (Class A)*	130,500	2,789,437
Texas Instruments	159,800	3,787,260

		12,736,872

SOFTWARE 15.4%
Magma Design Automation#	1,129,237	16,120,705
Printcafe Software*	569,400	2,864,082
Printcafe Software#	678,960	2,732,136

		21,716,923

TELECOMMUNICATION
SERVICES 8.9%
American Tower	1,848,400	6,376,980
Crown Castle International*	1,552,700	6,102,111

		12,479,091

TOTAL COMMON STOCKS
(Cost $137,756,245)		80,419,881

CONVERTIBLE PREFERRED
STOCKS# 37.7%
COMMERCIAL SERVICES
AND SUPPLIES 0.2%
Index Stock Imagery (Series A Jr.)	248,634	174,424
Index Stock Imagery (Series A Sr.)	92,152	80,801

		255,225

COMMUNICATIONS
EQUIPMENT 4.2%
Calient Networks (Series D)	998,008	439,124
Catena Networks (Series D)	803,025	602,269

	SHARES		VALUE

COMMUNICATIONS EQUIPMENT (continued)
Chorum Technologies (Series E)	246,601		$332,665
Chorum Technologies (Series F)	12,155		17,260
Iolon (Series C)	1,295,213		3,626,596
Metro-OptiX (Series B)	723,328		344,333
Metro-OptiX (Series C)	91,801		19,278
Onetta (Series B)	407,102		488,209
Silicon Wave (Series D)	29,438		14,164
WaveSplitter Technologies
(Series F)	425,269		29,769

			5,913,667

ELECTRONIC EQUIPMENT AND
INSTRUMENTS 0.9%
Nextest Systems (Series B)	612,682		1,311,139

HEALTH CARE 0.1%
GMP Companies (Series C)	3,765		128,010

INTERNET SOFTWARE AND
SERVICES 20.9%
Adexa (Series C)	562,080		973,455
Blue Pumpkin Software
(Series G)	1,061,788		3,663,169
Epicentric (Series D)	2,867,227		13,648,001
Infomediary Technology
Solutions (Series A)	466,508	†	—
Juniper Financial (Series B)	2,514,941		427,163
MarketSoft (Series D)ø	1,887,419		3,302,983
Moai Technologies (Series E) 64,752			31,693
Movie Magic Technologies
(Series D)	6,546,708		23,568
NetLogic Microsystems
(Series C) 358,184			651,895
Pure Markets (Series C)ø	1,564,953		625,981
TruSecure (Series F)ø	2,131,683		4,988,138
Vividence (Series D)	493,619		1,027,868
Xdrive Technologies (Series D)	202,429		3,239

			29,367,153

IT CONSULTING AND
SERVICES
Telenisus (Series C)ø	27,473,102		—

SEMICONDUCTOR EQUIPMENT
AND PRODUCTS 0.3%
ZettaCom (Series B)	875,410		402,689

SOFTWARE 8.8%
Acta Technology (Series E)	1,946,100		5,799,378
Acta Technology (Series E1)	664,410		1,979,942
Allegis (Series E)	652,362		1,656,999
Applied Science Fiction
(Series E)	67,741	†	15,580
Biometric Access (Series A-1)ø	76,009	†	82,037
Biometric Access (Series A-2)ø	257,544	†	277,970
Enterworks (Series B)	510,204		—
Kintana (Series B)	949,425		1,645,667
NFR Security (Series C)	378,697		905,086

			12,362,659

See footnotes on page 8.

PORTFOLIO OF INVESTMENTS

June 30, 2002

SHARES,
PRIN. AMT. OR
PARTNERSHIP
INTEREST			VALUE

TELECOMMUNICATION
SERVICES 0.6%
fusionOne (Series D)	2,006,247	shs.	$822,561
w-Technologies (Series A)ø	1,857,871		—

			822,561

MISCELLANEOUS 1.7%
Far Blue (Series E) (United
Kingdom)	1,562,608		2,382,431

TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $160,962,970)			52,945,534

LIMITED PARTNERSHIPS# 1.7%
(Cost $2,895,001)
MISCELLANEOUS 1.7%
Asia Internet Capital
Ventures	$2,276,102		1,886,024
GrandBanks Capital Venture	615,162		481,438

			2,367,462

CONVERTIBLE PROMISSORY
NOTESøø 0.2%
INTERNET SOFTWARE AND
SERVICES 0.2%
Techies.com:
9%, due 2/20/2006*	133,333		133,333
9%, due 2/20/2008*	66,667		66,667

			200,000

SOFTWARE 0.0%
Enterworks
10%, payable on demand	62,500	†	62,500

TOTAL CONVERTIBLE
PROMISSORY NOTES
(Cost $263,882)			262,500

REPURCHASE
AGREEMENT 0.8%
(Cost $1,100,000)	1,100,000		1,100,000

TOTAL INVESTMENTS 97.6%
(Cost $302,978,098)			137,095,377

OTHER ASSETS
LESS LIABILITIES 2.4%			3,430,824

NET ASSETS 100.0%			$140,526,201

*	Non-income producing security.
#	Restricted and non-income producing security unless noted.
ø	Affiliated issuer (Fund’s holding representing 5% or more of the out standing voting securities).
øø	Restricted security.
†	Warrants attached.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002

ASSETS:
Investments, at value:
Common stocks (cost $137,756,245)	$80,419,881
Convertible preferred stocks* (cost $160,962,970)	52,945,534
Limited partnerships (cost $2,895,001)	2,367,462
Convertible promissory notes (cost $263,882)	262,500
Repurchase agreement (cost $1,100,000)	1,100,000	$137,095,377

Cash		41,408
Receivable for securities sold		10,943,574
Expenses prepaid to shareholder service agent		47,703
Receivable for interest		31,665
Other		2,498

Total Assets		148,162,225

LIABILITIES:
Payable for securities purchased		6,973,941
Management fee payable		189,038
Accrued expenses and other		473,045

Total Liabilities		7,636,024

Net Assets		$140,526,201

COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized;
25,394,941 shares outstanding):		$253,949
Additional paid-in capital		662,998,429
Accumulated net investment loss		(2,425,349)
Accumulated net realized loss		(354,418,107)
Net unrealized depreciation of investments		(165,882,721)

Net Assets		$140,526,201

NET ASSET VALUE PER SHARE		$5.53

* Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost $42,755,296 and a value of $9,277,109.
    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Dividends	$57,253
Interest	46,817

Total Investment Income		$104,070

EXPENSES:
Management fee	1,529,142
Stockholder servicing fees	509,713
Stockholder account services	230,639
Stockholder reports and communications	108,737
Auditing and legal fees	89,001
Custody and related services	35,544
Directors’ fees and expenses	11,326
Miscellaneous	6,812

Total Expenses		2,520,914

Net Investment Loss		(2,416,844)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(59,923,835)
Net change in unrealized depreciation of investments	(66,981,678)

Net Loss on Investments		(126,905,513)

Decrease in Net Assets from Operations		$(129,322,357)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2002	DECEMBER 31, 2001

OPERATIONS:
Net investment loss	$(2,416,844)	$(6,554,391)
Net realized loss on investments	(59,923,835)	(169,625,506)
Net change in unrealized depreciation of investments	(66,981,678)	(21,392,369)

Decrease in Net Assets from Operations	(129,322,357)	(197,572,266)

CAPITAL SHARE TRANSACTIONS:
Cost of shares of Common Stock repurchased
(1,547,172 and 4,326,055 shares)	(13,129,906)	(56,192,266)

Decrease in Net Assets from
Capital Share Transactions	(13,129,906)	(56,192,266)

Decrease in Net Assets	(142,452,263)	(253,764,532)

NET ASSETS:
Beginning of period	282,978,464	536,742,996

End of Period (net of accumulated net investment loss
of $2,425,349 and $8,505, respectively)	$140,526,201	$282,978,464

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(129,322,357)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of investment securities purchased	(179,329,752)
Proceeds from disposition of investment securities	191,275,300
Proceeds from disposition of short-term investment securities, net	8,300,000
Decrease in interest receivable	3,919
Increase in receivable for securities sold	(10,943,574)
Decrease in other assets	11,189
Increase in payable for securities purchased	6,237,204
Decrease in management fee payable, accrued expenses and other	(251,140)
Net change in unrealized depreciation of investments	66,981,678
Net realized loss on investments	59,923,835

Net cash provided by operating activities	12,886,302

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment for shares of Common Stock repurchased	(13,129,906)

Net decrease in cash	(243,604)

Cash balance at beginning of period	285,012

Cash balance at end of period	$41,408

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies — The financial statements of Seligman New Technologies Fund II, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:
a.	Security Valuation — Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
The Fund may invest in equity securities of privately-owned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.
Venture capital investments are valued at fair value, which is cost unless J. & W. Seligman & Co. Incorporated (the “Manager”) determines, pursuant to the Fund’s valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a venture capital company in which the Fund invests undertakes an initial public offering, or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value.
The Fund may also hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.
At June 30, 2002, market quotations were not readily available for securities valued at $58,069,362 (41.3% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.
b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
c.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
d.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of June 30, 2002 matured pursuant to its terms.
f.	Distributions to Stockholders — The treatment for financial statement purposes of distributions made to stockholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

NOTES TO FINANCIAL STATEMENTS

2. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2002, amounted to $179,329,752 and $191,275,300, respectively.

     At June 30, 2002, the cost of investments for federal income tax purposes was $303,447,534. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $469,436. The tax basis gross unrealized appreci ation and depreciation of portfolio securities were $10,432,825 and $176,784,982, respectively.

3. Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repur chase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

     During the six months ended June 30, 2002, the Fund completed two quarterly repurchase offers, one which commenced in December 2001 and was completed in January 2002, and one which commenced in March 2002 and was completed in April 2002. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase request was due. The results of each repurchase offer were as follows:

	PERCENT OF
REPURCHASE	SHARES TENDERED	REPURCHASE
DATE	AND REPURCHASED	AMOUNTS

January 11, 2002	2.3%	$6,406,871
April 12, 2002	3.4	6,723,035

In addition, on July 12, 2002, the Fund repurchased 5.6% of its shares, representing all shares tendered, equivalent to $7,510,423.

4. Management Fee, Incentive Fee, Stockholder Servicing Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.50% per annum of the Fund’s average daily net assets.

     In addition to the management fee, the Fund pays an annual incentive fee, if any, to the Manager, calculated as described below. The Fund will accrue daily a liability for the incentive fee that may be greater than the amount payable by the Fund to the Manager as a result of using a different calculation for determining the accrual. The amount of incentive fees paid to the Manager will not exceed the incentive fees accrued by the Fund.

     The incentive fee payable to the Manager at the end of a calendar year equals 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to the Manager in previous years. The cumulative incentive fee base is equal to the sum of the Fund’s: (i) cumulative net realized capital gains or losses; (ii) cumulative net investment income or loss; and (iii) net unrealized depreciation of securities. The Manager is under no obligation to repay any incentive fees previously paid by the Fund.

     The Fund accrues daily a liability for incentive fees payable equal to 15% of the daily net increase in the Fund’s net assets from investment operations. If applicable, this liability is reduced (but not below zero) on any day by 15% of the net decrease in the Fund’s net assets from investment operations. At the end of each calendar year, if an incentive fee is paid to the Manager, the amount of the incentive fee accrual is reduced by the amount paid to the Manager. No incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses and net unrealized depreciation against net realized capital gains, net unrealized appreciation, and net investment income.

     The incentive fee calculations are subject to certain adjustments if the Fund has cumulative losses from operations at the dates of any repurchases or issuances of shares.

     At June 30, 2002, the Fund had no incentive fee accrued, and no incentive fee was payable to the Manager. Based upon the Fund’s results of operations through June 30, 2002, the Fund will not accrue any incentive fees until there is an increase in its net assets from investment operations in excess of approximately $441,200,000 (subject to adjustment as stated above).

     Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended June 30, 2002, such fees aggregated $509,713, or 0.50% per annum of the Fund’s average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $230,639 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs

NOTES TO FINANCIAL STATEMENTS

of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager, Seligman Advisors, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees, and the accumulated balance thereof of $8,464 at June 30, 2002, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $277,215,361, which is available for offset against future taxable net capital gains, expiring in various amounts through 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards.

     In addition, the Fund elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $13,837,591 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

6. Restricted Securities — At June 30, 2002, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at June 30, 2002, were as follows:

INVESTMENTS	ACQUISTION DATE	COST	VALUE

Convertible Preferred Stocks:
Acta Technology (Series E)	8/3/01	$3,055,377	$5,799,378
Acta Technology (Series E1)	8/3/01	1,043,124	1,979,942
Adexa (Series C)	8/24/00	7,140,288	973,455
Allegis (Series E)	8/31/00	8,011,005	1,656,999
Applied Science Fiction (Series E)*	2/9/01	135,482	15,580
Biometric Access (Series A-1)*	10/4/00	974,254	82,037
Biometric Access (Series A-2)*	10/4/00	3,296,563	277,970
Blue Pumpkin Software (Series G)	7/16/01	4,098,502	3,663,169
Calient Networks (Series D)	12/11/00	7,213,357	439,124
Catena Networks (Series D)	1/22/02	969,167	602,269
Chorum Technologies (Series E)	9/8/00	4,251,401	332,665
Chorum Technologies (Series F)	9/21/01	19,205	17,260
Enterworks (Series B)	10/30/00	1,000,000	—
Epicentric (Series D)	3/13/01 to 4/30/02	13,648,001	13,648,001
Far Blue (Series E)	7/26/00	2,370,322	2,382,431
fusionOne (Series D)	9/13/00 to 10/11/00	10,893,921	822,561
GMP Companies (Series C)	6/3/02	128,010	128,010
Index Stock Imagery (Series A Jr.)	8/18/00 to 4/30/02	1,191,464	174,424
Index Stock Imagery (Series A Sr.)	12/19/00	239,348	80,801
Infomediary Technology Solutions (Series A)*	10/6/00	281,433	—
Iolon (Series C)	2/15/01 to 4/12/02	3,631,682	3,626,596
Juniper Financial (Series B)	8/30/00	7,277,772	427,163
Kintana (Series B)	4/6/01	6,615,295	1,645,667
MarketSoft (Series D)	12/13/00	9,217,479	3,302,983
Metro-OptiX (Series B)	6/23/00	7,160,947	344,333
Metro-OptiX (Series C)	9/28/01	216,650	19,278
Moai Technologies (Series E)	4/23/01	519,950	31,693
Movie Magic Technologies
(formerly Creative Planet) (Series D)	7/10/00	4,915,940	23,568

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS (continued)	ACQUISTION DATE	COST	VALUE

NetLogic Microsystems (Series C)	2/15/01	$899,623	$651,895
Nextest Systems (Series B)	11/27/01	1,533,946	1,311,139
NFR Security (Series C)	3/16/01	1,712,805	905,086
Onetta (Series B)	2/21/01	3,569,268	488,209
Pure Markets (Series C)	10/13/00	8,260,899	625,981
Silicon Wave (Series D)	8/18/00	330,883	14,164
Telenisus (Series C)	3/29/01	7,098,500	—
TruSecure (Series F)	3/19/01	7,098,504	4,988,138
Vividence (Series D)	9/12/00	7,262,616	1,027,868
WaveSplitter Technologies (Series F)	9/22/00	3,634,658	29,769
w-Technologies (Series A)	7/20/00	6,809,097	—
Xdrive Technologies (Series D)	11/17/00	1,007,759	3,239
ZettaCom (Series B)	5/17/01	2,228,473	402,689

		160,962,970	52,945,534

Common Stocks:
GMP Companies	8/17/00	2,090,628	2,493,866
Magma Design Automation	7/31/01	9,833,550	16,120,705
Printcafe Software	3/12/01 to 1/3/02	10,011,372	2,732,136

		21,935,550	21,346,707

Limited Partnerships:
Asia Internet Capital Ventures	8/15/00	2,279,839	1,886,024
GrandBanks Capital Venture	1/25/01 to 6/25/02	615,162	481,438

		2,895,001	2,367,462

Convertible Promissory Notes:
Enterworks 10%, payable on demand*	5/15/01	62,500	62,500
Techies.com:
9%, due 2/20/2006	2/22/01	134,703	133,333
9%, due 2/20/2008	2/22/01	66,679	66,667

		263,882	262,500

Total		$186,057,403	$76,922,203

*	Warrants attached.
7. Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2002, is as follows:

		GROSS	GROSS		DIVIDEND
		PURCHASES	SALES		INCOME/
	BEGINNING	AND	AND	ENDING	REALIZED	ENDING
AFFILIATE	SHARES	ADDITIONS	REDUCTIONS	SHARES	GAIN (LOSS)	VALUE

Biometric Access (Series A-1)	76,009	—	—	76,009	—	$82,037
Biometric Access (Series A-2)	257,544	—	—	257,544	—	277,970
MarketSoft (Series D)	1,887,419	—	—	1,887,419	—	3,302,983
Pure Markets (Series C)	1,564,953	—	—	1,564,953	—	625,981
Telenisus (Series C)	27,473,102	—	—	27,473,102	—	—
TruSecure (Series F)	2,131,683	—	—	2,131,683	—	4,988,138
w-Technologies (Series A)	1,857,871	—	—	1,857,871	—	—

Total						$9,277,109

FINANCIAL HIGHLIGHTS

     The table below is intended to help you understand the Fund’s financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the period shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

	SIX MONTHS		6/22/00*
	ENDED	YEAR ENDED	TO
	JUNE 30, 2002	DECEMBER 31, 2001	12/31/00

PER SHARE DATA:
Net Asset Value, Beginning of Period	$10.50	$17.17	$23.70

Loss from Investment Operations:
Net investment loss	(0.09)	(0.23)	(0.03)
Net realized and unrealized loss on investments	(4.88)	(6.44)	(6.44)

Total from Investment Operations	(4.97)	(6.67)	(6.47)
Offering costs	—	—	(0.06)

Net Decrease in Net Asset Value	(4.97)	(6.67)	(6.53)

Net Asset Value, End of Period	$5.53	$10.50	$17.17

TOTAL RETURN:	(47.33)%	(38.85)%	(27.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$140,526	$282,978	$536,743
Ratio of expenses to average net assets	2.47%†	2.30%	2.25	%††
Ratio of net investment loss to average net assets	(2.37)%†	(1.68)%	(0.28	)%††
Portfolio turnover rate	89.35%	165.81%	90.14%
*	Commencement of operations.
†	Annualized.
††	In computing the ratios of expenses and net investment loss to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Fund’s commencement of operations.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders,

Seligman New Technologies Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Technologies Fund II, Inc. as of June 30, 2002, the related statements of operations and of cash flows for the six months then ended, and of changes in net assets for the six months then ended and for the year ended December 31, 2001, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of June 30, 2002, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of June 30, 2002, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 16, 2002

BOARD OF DIRECTORS

John R. Galvin 2, 4
Dean Emeritus, Fletcher School of Law and Diplomacy
at Tufts University

Paul C. Guidone 1
Chief Investment Officer,
J. & W. Seligman & Co. Incorporated

Alice S. Ilchman 3, 4
Director, Jeannette K. Watson Summer Fellowships
Trustee, Committee for Economic Development

Frank A. McPherson 3, 4
Director, Conoco Inc.
Director, Integris Health

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
Sullivan & Cromwell

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman of the Board,
J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

Leroy C. Richie 2, 4
Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
Investment Company Institute

Fred E. Brown
Director Emeritus

Member:
1	Executive Committee
2	Audit Committee
3	Director Nominating Committee
4	Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris	Storm Boswick	Lawrence P. Vogel
Chairman	Vice President	Vice President and Treasurer

Brian T. Zino	Thomas G. Rose	Frank J. Nasta
President	Vice President	Secretary

FOR MORE INFORMATION

Manager	Independent Auditors	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Deloitte & Touche LLP
100 Park Avenue		(800) 221-2450	Stockholder Services
New York, NY 10017	Stockholder Service Agent
	Seligman Data Corp.	(800) 445-1777	Retirement Plan
General Counsel	100 Park Avenue		Services
Sullivan & Cromwell	New York, NY 10017
		(212) 682-7600	Outside the United
States

		(800) 622-4597	24-Hour Automated
Telephone Access
Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

National Association of Securities Dealers (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

This report is intended only for the information of stockholders or those who have received the offering prospectus covering shares of Common Stock of Seligman New Technologies Fund II, Inc., which contains information about the sales charges, management fee, and other costs.

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